UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2013 (June 26, 2013)

INVESTORS REAL ESTATE TRUST
 (Exact name of Registrant as specified in its charter)

North Dakota	000-14851	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
 Minot, ND 58702-1988
 (Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2013, the independent trustees of Investors Real Estate Trust approved the payment of cash bonuses to the Company's named executive officers, as set forth below. Such bonuses were approved in accordance with the Company's  Short-Term Incentive Program under the 2008 Incentive Award Plan of Investors Real Estate Trust and IRET Properties for the fiscal year ended April 30, 2013 ("Fiscal 2013") and were based on the Company's achievement during Fiscal 2013 of a specified Funds From Operations target.

Named Executive Officer	Total Fiscal 2013 Cash Bonus

Timothy P. Mihalick	$410,400

Thomas A. Wentz, Jr.	$253,112

Diane K. Bryantt	$184,623

Michael A. Bosh	$111,240

Charles Greenberg	$94,554

Also on June 26, 2013, the Company's independent trustees approved the following fiscal year 2014 base salaries of the named executive officers, retroactive to May 1, 2013 (the Company has an April 30 fiscal year end):

Named Executive Officer	Fiscal 2014 Base Salary	Fiscal 2013 Base Salary	% Increase

Timothy P. Mihalick	$415,000	$387,600	7%

Thomas A. Wentz, Jr.	$360,000	$341,500	5%

Diane K. Bryantt:	$261,500	$249,095	5%

Michael A. Bosh	$220,500	$210,120	5%

Charles A. Greenberg	$184,000	$178,602	3%

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2013, the Company's Board of Trustees approved amendments (the "Amendments") to the Third Restated Trustees' Regulations (Bylaws) of Investors Real Estate Trust (the "Bylaws"). The Amendments became effective immediately upon their adoption. The Amendments  (i) revised Section 6 of Article II of the Bylaws to provide for notice to Company trustees of meetings of the Board of Trustees by electronic mail in addition to notice by mail or fax; (ii) revised Section 1 of Article IV of the Bylaws to provide for the appointment and designation of Executive Vice Presidents of the Company; (iii) revised Section 3 of Article V of the Bylaws to reflect the change of name of the Company's Nominating Committee to the Nominating and Governance Committee, and to provide that the Nominating and Governance Committee shall nominate, or recommend for nomination by the Board, the persons who will stand for election as trustees at Trust annual meetings; and (iv) revised Section 4 of Article V of the Bylaws to provide that the compensation of the Company's Chief Executive Officer and other Executive Officers shall be recommended by the Compensation Committee for approval by a majority of the Independent Trustees, and that the CEO shall determine the compensation of the other officers, agents and representative of  the Trust and of IRET Properties, a North Dakota Limited Partnership.

Following are the sections of the Bylaws revised by the Amendments, with the original, unrevised provisions first, and the provisions as revised by the Amendments following:
(i)            Amendments to Section 6 of Article II of the Bylaws
Original Provision:
Section 6.  At least 3 days' written notice shall be given of the time and place of any regular or special  meeting of the Board.  If the notice is sent by mail or fax, it shall be deemed to have been given when  deposited in the mail or transmitted by fax. Notice of an adjourned meeting need not be given if the time and place of the adjourned meeting are announced at the meeting at which such adjournment action is taken.
Provision as Amended:
Section 6.  At least 3 days' written notice shall be given of the time and place of any regular or special  meeting of the Board.  If the notice is sent by mail or fax or electronic mail, it shall be deemed to have been  given when deposited in the mail or transmitted by fax or by electronic mail directed to an address, telephone number or electronic mail address, as the case may be, which the Trustee has designated for the receipt of such notice. Notice of an adjourned meeting need not be given if the time and place of the adjourned meeting are announced at the meeting at which such adjournment action is taken.
 (ii)            Amendments to Section 1 of Article IV of the Bylaws
Original Provision:
Section 1.  The Board shall appoint and designate the following officers (hereinafter sometimes defined as  "Executive Officers"):  Chief Executive Officer, Chief Operating Officer, Chief Financial Officer,  President, one or more Senior Vice Presidents, and a Secretary.  The Board may also appoint and designate such other officers, assistant officers, and agents, as necessary, in such manner as may be prescribed by the Board.
Provision as Amended:

Section 1.  The Board shall appoint and designate the following officers (hereinafter sometimes defined as  "Executive Officers"):  Chief Executive Officer, Chief Operating Officer, Chief Financial Officer,  President, one or more Executive Vice Presidents and Senior Vice Presidents, and a Secretary.  The Board may also appoint and designate such other officers, assistant officers, and agents, as necessary, in such manner as may be prescribed by the Board.
(iii)            Amendments to Section 3 of Article V of the Bylaws
Original Provision:
Section 3. Nominating Committee. At least annually, the Board shall elect a Nominating Committee  consisting of at least 3 Trustees; provided, however, that all members of the Nominating Committee shall  be Independent Trustees. The Nominating Committee shall nominate the persons that will stand for election as Trustees at the Trust's next annual meeting.  The Nominating Committee shall consider candidates for  nominations from Shareholders, provided such suggested nominations are received by the Chairman and  the Secretary in writing on or before the first day of June of each year.
Provision as Amended:

Section 3. Nominating and Governance Committee. At least annually, the Board shall elect a Nominating  and Governance Committee consisting of at least 3 Trustees; provided, however, that all members of the  Nominating and Governance Committee shall be Independent Trustees. The Nominating and Governance Committee shall nominate, or recommend for nomination by the Board, the persons that will stand for election as Trustees at the Trust's next annual meeting.  The Nominating and Governance Committee shall consider candidates for nominations from Shareholders, provided such suggested nominations are received by the Chairman and the Secretary in writing on or before the first day of June of each year.
(iv)            Amendments to Section 4 of Article V of the Bylaws
Original Provision:
Section 4. Compensation Committee. At least annually, the Board shall elect a Compensation Committee  consisting of at least 3 Trustees; provided, however, that all members of the Compensation Committee shall  be Independent Trustees. The compensation of the Chief Executive Officer and Chief Operating Officer shall be determined by the Compensation Committee meeting in executive session. The compensation of the other Executive Officers shall be determined by the Compensation Committee meeting in executive session, at which meeting the Chief Executive Officer and Chief Operating Officer may be present. The Chief Executive Officer and Chief Operating Officer shall determine the compensation of the other officers, agents, and representatives of the Trust.
Provision as Amended:
Section 4. Compensation Committee.  At least annually, the Board shall elect a Compensation Committee  consisting of at least 3 Trustees; provided, however, that all members of the Compensation Committee shall  be Independent Trustees. The compensation of the Chief Executive Officer and the other Executive Officers shall be recommended by the Compensation Committee for approval by a majority of the Independent Trustees. The Chief Executive Officer shall determine the compensation of the other officers, agents, and representatives of the Trust and of IRET Properties, a North Dakota Limited Partnership.

Item 9.01. Financial Statements and Exhibits

Exhibit No.                                        Description

3.1                                        Third Restated Trustees' Regulations (Bylaws) as amended through June 26, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
Date: July 2, 2013	By:/s/ Timothy P. Mihalick Timothy P. Mihalick President & Chief Executive Officer

Exhibit Index

Exhibit No.                                        Description

3.1                                        Third Restated Trustees' Regulations (Bylaws) as amended through June 26, 2013